                                                                    EXHIBIT 23.2


                [CONSENT OF MCNAIR, MCLEMORE & MIDDLEBROOKS]
                --------------------------------------------


        We consent to the incorporation by reference in the Registration Statement (Form S-8) dated February 12, 1998 of SNB Bancshares, Inc. of our report dated January 24, 1997, with respect to the consolidated financial statements of SNB Bancshares, Inc. incorporated by reference in its annual report (Form 10-KSB) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


                                        MCNAIR, MCLEMORE & MIDDLEBROOKS & CO.


                                     BY:  /s/ Ray C. Pearson
                                        ----------------------------------------